

Dorchester Minerals, L.P.

ANNUAL MEETING

May 18, 2022

DMLP
NASDAQ



Forward-Looking Statements

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will,” “continue” or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, including the recent significant decline in energy prices, public health crises including the worldwide COVID-19 or coronavirus outbreak beginning in early 2020 and its ongoing variants, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.


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OUTLINE

- Observations and Trends
- Distributions
- Production and Reserves
- Property Highlights
- Summary

DMLP
NASDAQ

Observations and Trends

Industry Conditions

- High commodity prices have not translated into a surge in drilling activity
- Industry continues to focus on capital efficiency and free cash flow → volume growth is not the priority
- Operators' response to the recovery has not been uniform → Public vs. Private, Gas vs. Oil
- Uncertainty on multiple fronts → commodity prices, market volatility, infrastructure, consolidation

Impacts on Distributions

- Increased distributions driven by commodity prices and restoration of curtailed volumes
- Organic growth on legacy properties has continued to suppress natural declines
- Leasing activity reduced as operators focus on development drilling → limited lease bonus income
- Development of Eastern Delaware Basin has commenced

Partnership Response

- Remaining unhedged → unitholders get direct exposure to commodity prices
- Continue focus on revenue recovery
- Reduced NPI participation → no long-term commitments
- Conscientious about G&A
- Continue search for accretive M&A opportunities → Two acquisitions closed in 2021, one in Q1 2022

2021 Distributions

Components and Prices

- 11.4% annualized cash distribution yield[1] with Q1 2022 distribution of $0.753926/unit paid May 12, 2022
- Cumulative LP distributions of $1 billion ($33.66/unit) from inception through Q1 2022
- Royalty properties contributed 79% to total 2021 Revenues
- 2021 gross revenue attributable to production → 86% oil & liquids sales, 14% gas sales


LP Distribution History ($/unit)(2)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
NPI
Other Revenue


Realized Gas Price ($/Mcf)(3)
Realized Oil Price ($/bbl)(3)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Gas Price
Oil Price

Note: (1) Based on unit close price on May 12, 2022. (2) The Royalties distribution $/unit represent royalty revenue receipts, net of ad valorem taxes and general and administrative expenses attributable to the royalty properties. (3) Oil and Gas prices represent realized prices from royalty properties. Oil prices include Plant Products.

Minerals NPI

Trailing 12 Months Activity through March 2022

- Trailing 12 months operating margin of 63% versus prior year trailing 12 months operating margin of 41% was highly impacted by 2020 shut-ins and curtailments
- NPI has been in surplus since August 2020

Trailing 12 Months Revenue	**$31.6 MM**
Trailing 12 Months Expenses (LOE, taxes, etc.)	**($11.6 MM)**
Trailing 12 Months Net Operating Income	**$20.0 MM**
Trailing 12 Months Minerals NPI Payments	**$18.3 MM**
Trailing 12 Months Minerals NPI Payments $/unit	**$0.50**

Capital Commitments as of 03/31/2022


Not Producing
11%
In Pay
56%
P&A
33%

Note: Outstanding Capital Commitments at March 2022 were $2.0 MM.

DMLP
•NASDAQ•

Total Production

- Oil production increased by 38% between 2016 and 2021
- Gas production decreased by 26% between 2016 and 2021
- Plant Product production increased by 127% between 2016 and 2021


Daily Oil Rate (boed)
Daily Gas Rate (Mcfd)
Daily Plant Products Rate (boed)
100,000
10,000
1,000
100
100,000
10,000
1,000
100
Dashed lines exclude
properties divested in 2020
2016
2017
2018
2019
2020
2021
2022

Note: Production graph limited to "in pay" volumes.

DMLP
•NASDAQ•

Royalty and NPI Production

Royalty Production

- Oil volumes sustained by robust Midland Basin development
- Gas decline has been suppressed by associated gas from Bakken and Permian
- Production still recovering from 2020 downturn in activity

NPI Production

- Oil historically driven by Bakken participation, but few proposals in 2021
- Divestment of Hugoton Field assets resulted in significant decrease in gas volumes
- After-payout WI in Midland Basin helped suppress oil declines in Bakken



Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
2016
2017
2018
2019
2020
2021
2022



Daily Oil Rate (boed)
Daily Plant Products Rate (boed)
Hugoton Field Divestiture
2020 Bakken Curtailments
100,000
10,000
1,000
100
2016
2017
2018
2019
2020
2021
2022

Note: Production graphs limited to "in pay" volumes. Recent acquisitions not yet reflected in royalty production history.

DMLP
•NASDAQ•

Composition of Production

Contribution from Diverse Sources

- Legacy assets provide low-decline production base
- Largest contributors to both oil and gas production are the Midland Basin and Bakken
- Hugoton Field divestiture and natural declines have reduced contribution from dry gas basins


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
25,000
20,000
15,000
10,000
5,000
0
5,000
4,000
3,000
2,000
1,000
0
2016
2017
2018
2019
2020
2021
2022
Delaware
Core Midland Basin
Bakken
Barnett Shale
Fayetteville Shale
Miscellaneous
Mid-Continent
S. Texas/Gulf Coast
Other Permian
Hugoton

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

DMLP
•NASDAQ•

2021 Reserves

- Total Proved Reserves of 15.5 MMBoe on 12/31/2021
- All reserves are Proved Developed Producing (PDP)
- Product mix weighted to liquids → 48% oil, 11% plant products, 41% natural gas
- Permian and Bakken → 85% of total oil reserves
- Legacy Permian → low-decline conventional and EOR

Geographic Split


Bakken 10%
Midland 30%
Other 14%
Mid-Continent 5%
Barnett 5%
South TX/ Gulf Coast 3%
Fayetteville 8%
Legacy Permian 17%
Delaware 8%

Year-end PDP Reserves (MMBoe)


20
15
10
5
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Pro-Forma Base
Revisions & Acq/Divest

Royalty-NPI Split (MMBoe)


16
14
12
10
8
6
4
2
0
12.9 MMBoe
2.6 MMBoe
Royalty 83%
NPI 17%
Royalty
NPI
Oil
Gas
PP

Note: Gas-Oil equivalency of 6:1 ratio is used throughout this presentation.

2021 Reserve Revisions

- Improved 2021 commodity prices extended economic limits in legacy properties
- History of Reserve Revisions → Year-end reserves within 1% of initial 2003 reserves


Equivalent Reserves (MMBoe)
18
16
14
12
10
8
6
4
2
0
2021 Production
2.2 MMBoe
15.5
Total Reserves
0.8
2021 Acquisitions
1.9
2021 Revisions
15.0
12.8
12.8
2021 Pro Forma
Replaced 123% of
2021 Production
12/31/2020
Reserves
12/31/2021
Pro Forma
12/31/2021
Reserves

Natural Gas Reserves (Bcf)	
Year-End 2020	33.8
2021 Production	(5.0)
Acquisitions	1.1
Revisions	8.0
Year-End 2021	**37.9**

12% Year-over-year Increase

Oil Reserves (Mboe)	
Year-End 2020	9,344
2021 Production	(1,346)
Acquisitions	630
Revisions	547
Year-End 2021	**9,175**

2% Year-over-year Decrease

Note: Oil reserves include plant products as reported in 2021 10-K. Acquisition reserves presented at closing dates. Production does not include 12/31/2021 acquisition.

DMLP •NASDAQ•

Mineral Portfolio Overview

- Diversified mineral portfolio spanning 590 Counties in 28 States
- Producing and nonproducing mineral, royalty and net profits interest
- Wide geographic footprint with exposure to nearly every domestic producing basin
- Significant unleased and undeveloped acreage position



High Impact Areas

Bakken/Three Forks (ND) 10,400 nma

- Core area with development potential
- Significant unleased mineral position
- Largest contributor to NPI revenue

Permian (TX & NM) 86,500 nma

- Midland Basin – Large acreage spread across basin with mix of high net interests, blocks of contiguous acreage and unleased NPI wells
- Delaware Basin – Ongoing development of prolific units and large net acreage position in highly prospective areas.
- Legacy Permian – Exposure to long-lived, low decline EOR and conventional CBP units

Mature or Undeveloped Areas

Non-Bakken Rockies	170,000 nma
Non-Permian Texas	76,000 nma
Southeast	45,000 nma
Mid-Continent	38,000 nma
Appalachia	25,000 nma
Other	7,000 nma

Note: Net Mineral Acre (nma) counts are limited to Executive Mineral Interests.

Acquisition Activity

- Three geographically diverse mineral and royalty acquisitions in last 12 months
- Approximately 14,500 net royalty acres located in 44 counties in 10 states
- Total of 2,875,000 units issued to contributors
- Attractive near-term accretion with potential for long-term development


DMLP
DMLP/Acquisition
Acquisition (New)

6,300 Net Royalty Acres
Bakken (ND)
Varying ORRIs in Fort Berthold Area
Significant undeveloped acreage

3,600 Net Royalty Acres
DJ Basin (CO)
Core area in Weld County, CO with additional interests in LA, OH, OK, PA, WV & WY

4,600 Net Royalty Acres
Midland Basin (TX)
Focus on Midland, Upton & Glasscock Co.
Significant overlap with DMLP legacy acreage
Eagleford (TX)
Varying ORRIs in core area of Karnes County
Additional interests in NM, OK & WY

Note: Includes transactions closed on 06/30/2021, 12/31/2021 and 03/31/2022. DJ Basin acquisition closed on 03/31/2022 is not included in 2021 production or reserves.

Bakken/Three Forks

- 83,600 gross ac (10,400 net ac) in six core ND counties → majority unleased minerals
- Rig count → 15 in April 2021 to 34 in April 2022
- Operator Exposure → EOG, Continental, Hess


DIVIDE
BURKE
WARD
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
BILLINGS
GOLDEN VALLEY

- 1,651 gross producing wells at year-end 2021
  - 2021 → 7 Participation, 10 Non-Consent
  - YTD 2022 → 6 Participation, 1 Non-Consent
- Acquisition added 329 PDP wells in Q3 2021
- 2020 well shut-ins had a negative impact on decline rates of many high-volume wells
- 2021 exit rate → 1,031 boed (56% NPI)


Daily Production (boed)
2,500
2,000
1,500
1,000
500
0
2016
2017
2018
2019
2020
2021
2022
Pittsburgh-Uhlman
2020 Shut-ins
Acquisition
Austin
Participation
Royalty
Non-Consent

Note: Six core counties include Burke, Divide, Dunn, McKenzie, Mountrail, and Williams. Well count includes both DMLP and DMO.

DMLP NASDAQ

Permian Basin


ROOSEVELT
COCHRAN
HOCKLEY
LUBBOCK
CROSBY
DICKENS
CHAVES
YOAKUM
TERRY
LYNN
GARZA
KENT
LEA
GAINES
DAWSON
BORDEN
SCURRY
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
Delaware Basin
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
CBP
Midland Basin
SCHLEICHER
JEFF DAVIS
PECOS
CROCKETT
TERRELL
SUTTON
PRESIDIO
BREWSTER

Midland Basin

- 257,000 gross ac (17,000 net ac) in core
- Unleased at some depths in numerous tracts
- Operator Exposure → Pioneer, ConocoPhillips


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN

- Largest sources are Midland and Upton Co.
- Growth in NPI production is a result of after-payout interest in Non-Consent wells
- Added 218 royalty wells and 25 after-payout wells during 2021
- 2021 exit rate → 2,132 boed (28% NPI)

Royalty & NPI Production (boed)


2,500
2,000
1,500
1,000
500
0
2016
2017
2018
2019
2020
2021
2022
Participation (NPI)
After-Payout (NPI)
Royalty Verticals
Royalty Horizontals

Note: Production graph limited to "in pay" volumes from six counties on map. Net acreage includes multiple interest types.

Delaware Basin

- DMLP Position
  - 13,500 gross ac (900 net ac) located in Loving, Reeves and Ward Co., TX and Lea Co., NM
  - 640 gross ac of ORRI's
  - Majority of tracts are leased at 1/4 royalty
  - Prospective in multiple zones within the Wolfcamp and Bone Springs plays


LEA
LOVING
WINKLER
WARD

- Silvertip Prospect Area
  - Added 17 new wells in 2021
  - 12 of 21 DSU's contain only 1 well
  - 4 active permits on acreage
- Winkler County Prospect Area
  - Rig currently on DMLP acreage
  - Favorable commodity prices should encourage further development

Royalty Production (boed)


600
400
200
0
2016
2017
2018
2019
2020
2021
2022

Note: Acreage counts reflect the portions of Lea, Loving, & Ward counties shown above but do not include Winkler County. Net acreage includes multiple interest types.

DMLP
NASDAQ

Our Goal and Our Principles

We Want to:

- Assemble and actively manage a portfolio of properties that will enable unitholders to benefit from multiple commodity price and development cycles

We will be:

- Conscientious about G&A
- UBTI-Free
- Unlevered
- Aligned

We are:

- Not worried about next quarter's distribution
- Not chasing drill-bits
- Not incentivized or interested in growth for growth's sake
- Committed to achieve our goal through organic growth and accretive acquisitions



APPENDIX

DMLP
NASDAQ

Permian Basin

- Permian net revenue has shifted dramatically from Legacy Permian properties on Central Basin Platform to Midland and Delaware Basins
- Legacy Permian counties' contribution to Permian net revenue decreased from 71% in 2011 to 23% in 2021


2011 Net Royalty Revenue ($MM)
10
9
8
7
6
5
4
3
2
1
0
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian


2021 Net Royalty Revenue ($MM)
10
9
8
7
6
5
4
3
2
1
0
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Reagan
Glasscock
Howard
Martin
Loving
Lea
Ward
Gaines
Yoakum
Ector
Winkler
Andrews
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

Note: Legacy Permian counties comprised mainly of conventional and EOR units located on the Central Basin Platform.

DMLP
•NASDAQ•

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions


4.0 %
9.8 %
86.2 %
Mgmt GP
$2.2 MM
Mgmt LP
$5.5 MM
Mgmt LP is 2.5X Mgmt GP
Other LP
$48.5 MM
2021 LP & GP Distributions $56.2 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year 2021 calculation based on units owned at 12/31/2021. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest. Adjusted for 1.58MM new units issued on 12/31/2021 which were limited to only Q4 dist.

2021 Reserves

History of Positive Reserve Revisions

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production and divestitures have exceeded initial reserves by 24.4 MMBoe



Equivalent Reserves (MMBoe)
20.0
15.0
10.0
5.0
0.0
(5.0)
(10.0)
(15.0)
(20.0)
(25.0)
(30.0)
15.7
Initial Reserves
2003-2021 Production & Divestitures (40.1 MMBoe)
(24.4)
15.5
Total Reserves
39.9
Total Revisions & Acquisitions
01/31/2003 Reserves
12/31/2021 Pro Forma
12/31/2021 Reserves

Royalty Liquids Production

- Pre-2021 Wells → 25% Decline
- Pre-2020 Wells → 15% Decline
- Pre-2019 Wells → 11% Decline


Daily Liquids Rate (boed)
10,000
1,000
Total Royalty Liquids Production
Pre-2019 Wells (Producing as of 12/31/2018)
Pre-2020 Wells (Producing as of 12/31/2019)
Pre-2021 Wells (Producing as of 12/31/2020)
2017
2018
2019
2020
2021
2022

Note: Production graph limited to "in pay" volumes. Liquids include oil and plant products.

DMLP •NASDAQ•

New Well Activity



400
350
300
250
200
150
100
50
0
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
NPI
Royalty
Royalty Acquired

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Royalty Wells	84	107	28	116	84	272	253	336
NPI Wells	23	9	15	13	4	18	10	32
Net Wells	0.97	0.76	0.49	0.73	0.52	0.83	2.16	3.73

Note: Well count based on first revenue receipts in indicated period. Wells containing both Royalty and NPI interests will be reflected in both well counts.

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs



NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs



NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI to
DMLP

Each State has unique laws governing the treatment of unleased mineral owners

Royalty Cash Receipts

Long delay between production and cash distribution

- Cash receipts extend over multiple months due to adjustments, releases, etc.
- Prices can change dramatically between production and payment of distribution
- Example of a typical cash receipt cycle:


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.


Spraberry
Wolfcamp
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

Investment Highlights

Assets

- Long-life Resource Base
- Exposure to Multiple Basins
- Asset Base Includes Undeveloped, Perpetual Minerals
- Optionality with Unleased Mineral Position
- History of Upward Reserve Revisions

High-Quality Resources with Demonstrated History of Organic Growth

Structure

- Formulaic Distribution
- Unlevered and Unhedged
- Depletion Deduction
- No UBTI
- Fixed LP/GP split
- Single Class of LP units
- Non-Taxable Exchanges

Efficient and Transparent Return of Cash Flow to our Partners

Management

- Sustainable Cost Structure
- Non-Dilutive Equity Compensation
- Alignment with Unitholders
- Assertive Revenue Recovery
- Pursuing Accretive Acquisition Opportunities

Active Portfolio Management to Enhance Value from Partnership's Assets



Dorchester Minerals, L.P.

ANNUAL MEETING

May 18, 2022

DMLP
NASDAQ

